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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 14, 2006

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
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             (Exact name of Registrant as specified in its charter)

                Delaware                  1-13817             11-2908692
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    (State or other jurisdiction of      Commission       (I.R.S. Employer
     incorporation or organization)      File Number     Identification No.)

              11615 North Houston Rosslyn
                     Houston, Texas                             77086
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        (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (281) 931-8884


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              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 14, 2006 the Company issued a press release announcing its financial results for its year ended December 31, 2005. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

         The Company's press release announcing its financial results for its year ended December 31, 2005 contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

             99.1     Press Release dated March 14, 2006

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                BOOTS & COOTS INTERNATIONAL WELL
                                                  CONTROL, INC.

Date: March 14, 2006                            By: /S/ Dewitt H. Edwards
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                                                    Dewitt H. Edwards
                                                    Principal Financial Officer

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                                INDEX TO EXHIBITS

       Item   Exhibit
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       99.1   Press Release dated March 14, 2006.